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                                                              EXHIBIT 10(iii)(H)


                        DALLAS SEMICONDUCTOR CORPORATION

                     AMENDMENT TO 1993 OFFICER AND DIRECTOR
                          STOCK OPTION PLAN, AS AMENDED



         RESOLVED, that, effective immediately, clause (v) of Section 2(b) of the Corporation's 1993 Officer and Director Stock Option Plan be, and the same hereby is, deleted.

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                             SECRETARY'S CERTIFICATE


         I, Marla K. Suggs, Corporate Secretary of Dallas Semiconductor Corporation, a Delaware corporation, do hereby certify that the attached resolutions were duly adopted by the Board of Directors of the Corporation, at a meeting duly called and held on November 18, 2000, at which a quorum was present and voting throughout, and that said resolutions are still in full force and effect and have not in anywise been amended, modified or rescinded:

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on this, the 5th day of February, 2001.


                                               /s/ Marla K. Suggs
                                               ---------------------------------
                                               Marla K. Suggs
                                               Corporate Secretary